================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549
                       ----------------------------------
                                  SCHEDULE 14A
                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                       ----------------------------------

Filed  by  the  Registrant  [X]
Filed  by  a  Party  other  than  the  Registrant  [ ]
Check  the  appropriate  box:

[ ]    Preliminary  Proxy  Statement

[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))
[X]    Definitive  Proxy  Statement

[ ]    Definitive  Additional  Materials

[ ]    Soliciting  Material  Pursuant  to   240.14a-11(c) or   240.14a-12

                            FORSYTH BANCSHARES, INC.
                (Name of Registrant as Specified in its Charter)

    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment  of  Filing  Fee  (Check  the  appropriate  box):
[X]    No  fee  required.
[ ]    Fee  computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     1)     Title  of  each  class  of  securities to which transaction applies:
            --------------------------------------------------------------------

     2)     Aggregate  number  of  securities  to  which  transaction  applies:
            --------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
            --------------------------------------------------------------------

     4)     Proposed  maximum  aggregate  value  of  transaction:
            --------------------------------------------------------------------

     5)     Total  fee  paid:
            --------------------------------------------------------------------

[ ]       Fee  paid  previously  with  preliminary  materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)     Amount  Previously  Paid:
            --------------------------------------------------------------------

     2)     Form,  Schedule  or  Registration  Statement  No.:
            --------------------------------------------------------------------

     3)     Filing  Party:
            --------------------------------------------------------------------

     4)     Date  Filed:
            --------------------------------------------------------------------

                            Forsyth Bancshares, Inc.
                                  P.O. Box 2820
                             Cumming, Georgia 30028
                                  770-886-9500

                                                                  April 21, 2000
TO  OUR  SHAREHOLDERS:

     You are cordially invited to attend the 2000 Annual Meeting of Shareholders of Forsyth Bancshares, Inc., which will be held at the Sawnee Community Center on Tuesday, May 16, 2000 at 10:00 a.m., local time.

     At the Annual Meeting, you will be asked to consider and vote upon (i) the election of seventeen (17) directors to serve until the Annual Meeting of Shareholders in 2001 and until their successors are elected and qualified; (ii) the adoption and approval of a Long Term Incentive Plan for selected employees of the Company's bank subsidiary, The Citizens Bank of Forsyth County; and (iii) such other matters as may properly come before the Annual Meeting or any reconvened meeting following any adjournment thereof.

     Enclosed are the Notice of Annual Meeting, Proxy Statement, Proxy and 1999 Annual Report to Shareholders. We are proud of our progress and we encourage you to review carefully our Annual Report.

     We hope you can attend the Annual Meeting of Shareholders and vote your shares in person. In any case, please complete the enclosed Proxy and return it to us. Your completion of the Proxy will ensure that your preferences will be expressed on the matters that are being considered. If you deliver a completed proxy, but you are able to attend the Annual Meeting, you may revoke your Proxy and re-cast your votes by voting in person at the Annual Meeting or by following the revocation procedures described in the accompanying Proxy Statement.

     If you have any questions about the Proxy Statement or our Annual Report, please contact us.

                              Sincerely,

                              /s/  James  J.  Myers
                              ----------------------------------
                              James  J.  Myers
                              Chairman  of  the  Board

                            FORSYTH BANCSHARES, INC.
                                  P.O. BOX 2820
                             CUMMING, GEORGIA 30028
                                  770-886-9500

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                       TO BE HELD ON TUESDAY, MAY 16, 2000


     NOTICE IS HEREBY GIVEN that the 2000 Annual Meeting of Shareholders of Forsyth Bancshares, Inc. (the "Company") will be held at the Sawnee Community Center, located at 1090 Tribble Gap Road, Cumming, Georgia 30040 on Tuesday, May 16, 2000, at 10:00 a.m., local time (the "Annual Meeting"), for the following purposes:

     1. To consider and vote upon the election of seventeen (17) directors to serve until the Annual Meeting of Shareholders in 2001 and until their successors have been duly elected and qualified.

     2. To consider and vote upon a Long Term Incentive Plan for selected employees of the Company's bank subsidiary, The Citizens Bank of Forsyth County.

     3. To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

     Only shareholders of record at the close of business on April 10, 2000, are entitled to notice of, and to vote at, the Annual Meeting. A complete list of shareholders entitled to vote at the Annual Meeting will be available at the Annual Meeting.



                              By  Order  of  the  Board  of  Directors,


                              /s/  Timothy  M.  Perry
                              -------------------------------
                              TIMOTHY  M.  PERRY
                              President  and  Chief  Executive  Officer

Cumming,  Georgia
April  21,  2000

YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN YOUR PROXY PROMPTLY IN THE ENVELOPE PROVIDED SO THAT YOUR SHARES WILL BE VOTED IN ACCORDANCE WITH YOUR WISHES. RETURNING YOUR PROXY DOES NOT DEPRIVE YOU OF YOUR RIGHT TO ATTEND THE
MEETING  AND  VOTE  YOUR  SHARES  IN  PERSON.

                            FORSYTH BANCSHARES, INC.
                          ----------------------------

                                 PROXY STATEMENT
                       FOR ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 16, 2000
                          ----------------------------

                                  INTRODUCTION
GENERAL

     This Proxy Statement is being furnished to the shareholders of Forsyth Bancshares, Inc. (the "Company") in connection with the solicitation by the Company of proxies for use at the Company's 2000 Annual Meeting of Shareholders to be held at Sawnee Community Center, located at 1090 Tribble Gap Road, Cumming, Georgia 30040, on Tuesday, May 16, 2000, and at any postponements or adjournments thereof (the "Annual Meeting").

     The Annual Meeting is being held to consider and vote upon (i) the election of seventeen (17) directors to serve until the Annual Meeting of Shareholders in 2001 and until their successors are elected and qualified; (ii) the approval of a Long Term Incentive Compensation Plan for selected employees of the Company's bank subsidiary, The Citizens Bank of Forsyth County; and (iii) such other matters as may properly come before the Annual Meeting. The Board of Directors of the Company knows of no other business that will be presented for consideration at the Annual Meeting other than the matters described in this Proxy Statement. This proxy solicitation is being made by the Company.

     The Company's 1999 Annual Report to Shareholders, including financial statements for the fiscal year ended December 31, 1999, accompanies this Proxy Statement. These materials are first being mailed to the shareholders of the Company on or about April 21, 2000.

RECORD  DATE,  SOLICITATION  AND  REVOCABILITY  OF  PROXIES

     The Company's Board of Directors has fixed April 10, 2000 as the record date (the "Record Date") for the determination of the Company's shareholders entitled to notice of, and to vote at, the Annual Meeting. Accordingly, only shareholders of the Company on the Record Date will be entitled to vote at the Annual Meeting. On the Record Date, there were 800,000 shares of the no par value common stock of the Company ("Common Stock" or "Shares") issued and outstanding and held by approximately 620 holders of record.

     Holders of Common Stock are entitled to one vote on each matter considered and voted upon at the Annual Meeting for each Share of Common Stock held of record on the Record Date. Shares of Common Stock represented by a properly executed proxy, if such proxy is received in time and not revoked, will be voted at the Annual Meeting in accordance with the instructions indicated in such proxy. IF NO INSTRUCTIONS ARE INDICATED, SUCH SHARES OF COMMON STOCK WILL BE VOTED "FOR" ELECTION OF ALL SEVENTEEN NOMINEES FOR DIRECTOR NAMED IN THE PROXY STATEMENT AND IN THE DISCRETION OF THE PROXY HOLDERS AS TO ANY OTHER BUSINESS PROPERLY BROUGHT BEFORE THE ANNUAL MEETING.

     A shareholder who gives a proxy may revoke it at any time prior to its exercise at the Annual Meeting by (i) giving written notice of revocation to the Secretary of the Company, at Forsyth Bancshares, Inc., 501 Tri-County Plaza, Cumming, Georgia 30040, (ii) properly submitting to the Company a duly executed proxy bearing a later date to P.O. Box 2820, Cumming, Georgia 30028, or (iii) appearing in person at the Annual Meeting and voting in person.

     The approval of each proposal set forth in this Proxy Statement requires that a quorum be present at the Annual Meeting. The presence, in person or by properly executed proxy, of the holders of a majority of the outstanding Shares entitled to vote at the Annual Meeting is necessary to constitute a quorum. Each shareholder is entitled to one vote on each proposal per Share held as of the Record Date. In the event that a quorum is not represented in person or by proxy at the Annual Meeting, a majority of Shares represented at that time may adjourn the Annual Meeting to allow the solicitation of additional proxies or other measures to obtain a quorum.

                      PROPOSAL ONE - ELECTION OF DIRECTORS

NOMINEES

     The Bylaws of the Company provide that the Board of Directors of the Company shall consist of members who shall be subject to re-election each year. The directors are elected by the shareholders for a term of one year and until their successors are elected and qualified. The term of office of directors expires each year at the Annual Meeting of Shareholders, and a new class of directors is elected or re-elected by the shareholders each year at that time.

     At the Annual Meeting, the terms of Catherine M. Amos, Jeffrey S. Bagley, Danny M. Bennett, Michael P. Bennett, Bryan L. Bettis, Talmadge W. Bolton, Thomas L. Bower III, Charles R. Castleberry, Charles D. Ingram, Herbert A. Lang, Jr., John P. McGruder, James J. Myers, Danny L. Reid, Charles R. Smith, Wyatt L. Willingham and Jerry M. Wood will expire, and the Board of Directors has nominated each of these 16 individuals to stand for re-election as directors at the Annual Meeting. During 1999, David H. Denton resigned as a member of the Board of Directors. The Company has nominated Timothy M. Perry, the Company's President and Chief Executive Officer, to replace Mr. Denton as a member of the Board of Directors. If elected by the shareholders, each of the nominees will serve a one year term which will expire at the Annual Meeting of Shareholders in 2001.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE PROPOSAL TO ELECT ALL OF THE NOMINEES FOR ELECTION AS DIRECTORS.

     If any of the nominees should be unavailable to serve for any reason (which is not anticipated), the Board of Directors may designate a substitute nominee or nominees (in which case the persons named as proxies on the enclosed proxy card will vote the Shares represented by all valid proxy cards for the election of such substitute nominee or nominees), allow the vacancy or vacancies to remain open until a suitable candidate or candidates are located, or by resolution provide for a lesser number of directors.

VOTE  REQUIRED

     This Proposal requires approval by a "plurality" of the votes cast by the Shares entitled to vote in the election. This means that Proposal One will be approved only if the holders of a majority of the Shares entitled to vote and voting at the Annual Meeting vote in favor of Proposal One. With respect to Proposal One, abstentions and "broker non-votes" will be counted as Shares present for purposes of determining the presence of a quorum. However, neither abstentions nor "broker non-votes" will be counted as votes cast for purposes of determining whether a particular proposal has received sufficient votes for approval. A "broker non-vote" occurs when a nominee does not have discretionary voting power with respect to that proposal and has not received instructions from the beneficial owner.

INFORMATION  REGARDING  NOMINEES  AND  CONTINUING  DIRECTORS

     The  following table sets forth certain information regarding the seventeen
(17) nominees for director. Except as otherwise indicated, (i) each of the named persons has been engaged in his or her present principal occupation for more than five years and (ii) each nominee, other than Timothy M. Perry, has been a director of the Company since its organization in 1996. Stock ownership and other information is as of March 13, 2000.

                                   NOMINEES  FOR  DIRECTOR  AND  CONTINUING  DIRECTORS
                                                                                                      SHARES
                                                                                                   BENEFICIALLY
                                                                                                       OWNED
NAME (AGE)                                        BUSINESS INFORMATION                            (PERCENTAGE)(1)
----------                                        --------------------                            ---------------
Catherine M. Amos        Ms. Amos, a native of Forsyth County, Georgia, has been the President          19,500(2)
(48)                     of Amos Properties, Inc., an owner of commercial real estate properties          (2.44%)
                         since 1989, and the Secretary and Treasurer and co-owner of Amos
                         Plumbing & Electrical Co., Inc., a contracting firm, since 1975.  Ms.
                         Amos is a member of the Lake Lanier Islands Authority as well as a member of several other civic, social and community organizations.
                         Ms. Amos is also a director of the Bank.

Jeffrey S. Bagley        Mr. Bagley, a native of Forsyth County, Georgia, has been a Judge for             5,000
(38)                     the State Court of Forsyth County since 1997.  Mr. Bagley was a partner              (*)
                         with the law firm of Boling, Rice, Bettis, Bagley & Martin from 1992 until 1997.  He is a member of the Rotary Club of South Forsyth
                         County as well as several other civic and social organizations.  Mr.
                         Bagley is also a director of the Bank.

Danny M. Bennett         Mr. Bennett, a native of Forsyth County, Georgia, is the President of          10,000(3)
(39)                     GeoCorp Development Co., Inc., a land development company located                (1.25%)
                         in Cumming, Georgia.  He is also a Vice President and Construction
                         Engineer with Georgia North Contracting, Inc.  Mr. Bennett has been an officer of each of these companies since 1988.  Mr. Bennett is also a director of the Bank.


                                        6

                                                                                                      SHARES
                                                                                                   BENEFICIALLY
                                                                                                       OWNED
NAME (AGE)                                        BUSINESS INFORMATION                            (PERCENTAGE)(1)
----------                                        --------------------                            ---------------

Michael P. Bennett       Mr. Bennett is a resident of Forsyth County, Georgia and is on the              9,500(4)
(55)                     Board of Directors for Forsyth County Farm Bureau.  Mr. Bennett is               (1.19%)
                         also the Chief Financial Officer and Secretary of 5 Bennett Farms,
                         Inc. and served on the Forsyth County Commission from 1987 to
                         1994.  Mr. Bennett has been a self-employed farmer since 1975.
                         Mr. Bennett is also a director of the Bank.

Bryan L. Bettis          Mr. Bettis, a native of Forsyth County, Georgia, has been the Vice              5,000(5)
(38)                     President of Midway Building Supply, Inc., in Alpharetta, Georgia,                   (*)
                         since 1978.  Mr. Bettis is also the President of Bettis Construction,
                         Inc., a residential construction company, and a member of the
                         Rotary Club of South Forsyth County.

Talmadge W. Bolton       Mr. Bolton, a native of Forsyth County, Georgia, has been the Chief            10,000(6)
(66)                     Executive Officer of Bolton's Truck Parts, Inc., since 1978.  He is              (1.25%)
                         a member of Lafayette Masonic Lodge No. 44 and a board member of the Forsyth County Department of Family & Children Services
                         and the Forsyth County Zoning Department.  Mr. Bolton is also a director of the Bank.

Thomas L. Bower III      Mr. Bower has been a resident of Gainesville, Georgia for 25 years.              10,000
(48)                     Mr. Bower is the Secretary/Treasurer of Clipper Petroleum, Inc. with             (1.25%)
                         whom he has been associated since 1974, and a partner in B&B
                         Associates, a real estate and convenience store partnership.  Mr.
                         Bower also serves on the Board of Directors for the Hall County
                         Humane Society.

Charles R. Castleberry   Mr. Castleberry, a native of Forsyth County, Georgia, has been                  5,000(7)
(46)                     employed by Progressive Lighting, Inc. as a manager and representative               (*)
                         since 1985.  Mr. Castleberry is a member of the Rotary Club of
                         South Forsyth County, a member and past director of the Cumming
                         Chamber of Commerce, and past Chairman of the Board for the
                         Forsyth County Planning and Development Board.

 Charles D. Ingram       Mr. Ingram, a native of Forsyth County, Georgia, has been a co-owner              5,000
(57)                     and President of I & S Investments, Inc. since 1989.  Mr. Ingram                     (*)
                         was formerly the President of Forsyth County Bank and served on the advisory board for Wachovia Bank.  Mr. Ingram is also a director of the Bank.

Herbert A. Lang, Jr.     Mr. Lang is a long-time resident of Forsyth County and has been the              10,000
(48)                     owner of Lang Signs, Inc., a sign manufacturer, since 1973.  He is               (1.25%)
                         a member of the Rotary Club of South Forsyth County.  Mr. Lang is also a director of the Bank.

John P. McGruder         Dr. McGruder is a resident of Cumming, Georgia and has been the co-            10,000(8)
(58)                     owner of Crestview Animal Hospital since 1984.  He is also a                     (1.25%)
                         member of the Cumming First United Methodist Church where he serves on the Building Committee.


                                        7

                                                                                                      SHARES
                                                                                                   BENEFICIALLY
                                                                                                       OWNED
NAME (AGE)                                        BUSINESS INFORMATION                            (PERCENTAGE)(1)
----------                                        --------------------                            ---------------

James J. Myers           Mr. Myers is a resident of Forsyth County, Georgia and has been the             7,500(9)
(50)                     owner of James J. Myers, CPA, PC since 1991.  Mr. Myers has been                     (*)
                         a CPA since 1976 and is a member of the Cumming Forsyth
                         Optimist Club and Leadership Forsyth.  Mr. Myers is Chairman of
                         the Company's Board of Directors and also Chairman of the Board of the Directors of the Bank.

Timothy M. Perry         Mr. Perry is the President and Chief Executive Officer of the Company          2,000(14)
(38)                     and the Bank, as well as a director of the Bank.  He is a resident                   (*)
                         of Cumming, Georgia and has over 19 years of banking experience in the State of Georgia.  Mr. Perry has been an officer of the Bank since its inception in 1996.  Prior to joining the Bank, he was Senior
                         Vice President/Senior Credit Officer of Barrow Bank & Trust Company
                         from 1995 through June 1996 and Vice President, Commercial
                         Lending of The Peoples Bank of Forsyth County from 1986 through 1995.
                         Mr. Perry has been nominated to replace David H. Denton as a Director.

Danny L. Reid            Mr. Reid, a native of Forsyth County, Georgia, has been a co-owner            10,000(10)
(47)                     of Reid & Reid Grading and Pipeline, Inc., a grading contractor and              (1.25%)
                         developer, since 1982.  Mr. Reid is also a director of the Bank.

Charles R. Smith         Mr. Smith is a resident of Forsyth County and has presided as a Judge         25,000(11)
(71)                     of the Municipal Court of Cumming, Georgia, since 1992.  Mr. Smith               (3.13%)
                         is a retired former partner of Smith & Smith, Attorneys at Law, with whom he was a partner since 1956.  He was an organizer, director and former Chairman of the Board of The Peoples Bank of Forsyth County.
                         Mr. Smith is also a director of the Bank.

Wyatt L. Willingham      Mr. Willingham is a resident of Cumming, Georgia and is the Vice               7,500(12)
(47)                     President and General Manager of North Georgia Fast Foods, Inc., with                (*)
                         which he has been associated since 1973.  Mr. Willingham is a member of the Mount Zion Lodge and the Yaarab Temple.  Mr. Willingham is
                         also a director of the Bank.

Jerry M. Wood            Mr. Wood is a long-time resident of Forsyth County and has been the            5,000(13)
(51)                     President and owner of Wood Ace Hardware Company since 1980.                         (*)
                         Mr. Wood is a founding member of the Rotary Club of South Forsyth
                         County and has served as Chairman of Finance, Chairman of the Trustees, and Secretary of the Building Committee of the Midway United
                         Methodist Church.


                                        8

                                                EXECUTIVE OFFICERS
                                                                                                      SHARES
                                                                                                   BENEFICIALLY
                                                                                                       OWNED
NAME (AGE)                                        BUSINESS INFORMATION                            (PERCENTAGE)(1)
----------                                        --------------------                            ---------------

Timothy M. Perry         Mr. Perry is the President and Chief Executive Officer of the Company          2,000(14)
(38)                     and the Bank, as well as a director of the Bank.  He is a resident                   (*)
                         of Cumming, Georgia and has over 19 years of banking experience in the State of Georgia.  Mr. Perry has been an officer of the Bank since its inception in 1996.  Prior to joining the Bank, he was Senior
                         Vice President/Senior Credit Officer of Barrow Bank & Trust Company
                         from 1995 through June 1996 and Vice President, Commercial
                         Lending of The Peoples Bank of Forsyth County from 1986 through 1995.
                         Mr. Perry has been nominated to replace David H. Denton as a Director.

Jimmy S. Fagan           Mr. Fagan is the Executive Vice President of the Company and also the         10,000(15)
(63)                     Executive Vice President of the Bank, and has held these positions with          (1.25%)
                         the Company and the Bank since their inception.  He is a long-time resident of Cumming, Georgia and has over 34 years of banking experience in Forsyth County, Georgia.  Prior to joining the Company, he served as
                         Vice Chairman and President of The Peoples Bank of Forsyth County,
                         with which he was associated since 1984.  He is a member of the Rotary
                         Club of South Forsyth County and the Forsyth Development Authority.

Holly R. Hunt            Mrs. Hunt is the Vice President, Secretary and Treasurer of the Company.            -0-
(41)                     Mrs. Hunt is also the Chief Financial Officer of the Bank.  She has             (*)
                         been an officer of the Company and the Bank since November 1998.  Mrs.
                         Hunt is a resident of Cleveland, Georgia and has over 15 years of banking experience in the State of Georgia.  Prior to joining the
                         Company, she was an independent bank consultant from June 1997 to
                         November 1998 and Vice President and Internal Auditor for Regions
                         Bank, formerly Metro Bank, from October 1994 to June 1997.

DIRECTORS  AND  OFFICERS  AS  A  GROUP  (19  PERSONS)                                                    166,000
                                                                                                         (20.76%)

--------------------
(1)  Information  relating to  beneficial  ownership of Company  Common Stock is based upon information furnished by each person using "beneficial ownership" concepts set forth in the rules of the Securities and Exchange Commission. Under those rules, a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power," which includes the power to vote or direct the voting of such security, or "investment power," which includes the power to dispose of or to direct the disposition of such security. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Under those rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may disclaim any beneficial interest. Accordingly, directors are named as beneficial owners of shares as to which they may disclaim any beneficial interest.

(2) Includes 11,500 Shares owned jointly with Ms. Amos' husband, as to which Shares Ms. Amos may be deemed to share voting and investment power.

(3) Includes 5,000 Shares owned jointly with Mr. Bennett's wife, as to which Shares Mr. Bennett may be deemed to share voting and investment power.

(4) Includes 7,500 Shares that are owned jointly with Mr. Bennett's wife, as to which Shares Mr. Bennett may be deemed to share voting and investment power; 1500 Shares owned jointly with Mr. Bennett's children, as to which Shares Mr. Bennett may be deemed to share voting and investment power; and 500 Shares owned jointly by Mr. Bennett's wife and child, as to which Shares Mr. Bennett may be deemed to share voting and investment power.


                                        9

(5) All 5,000 Shares are owned jointly with Mr. Bettis' business partner, and Mr. Bettis may be deemed to share voting and investment power.

(6) All 10,000 Shares are held by the trustee for the Talmadge W. Bolton Living Trust.

(7) All 5,000 Shares are owned jointly with Mr. Castleberry's wife, and Mr. Castleberry may be deemed to share voting and investment power.

(8) All 10,000 Shares are owned jointly with Mr. McGruder's wife, and Mr. McGruder may be deemed to share voting and investment power.

(9)  Includes 2,500 Shares held by the trustee for the IRA of Mr. Myers.

(10) Includes 5,000 Shares owned jointly with Mr. Reid's wife, as to which Shares Mr. Reid may be deemed to share voting and investment power.

(11) All 25,000 Shares are owned jointly with Mr. Smith's wife, and Mr. Smith may be deemed to share voting and investment power.

(12) All 7,500 Shares are owned jointly with Mr. Willingham's wife, and Mr. Willingham may be deemed to share voting and investment power.

(13) Includes 3,000 Shares owned jointly with Mr. Wood's wife and 2,000 Shares owned jointly with Mr. Wood's daughter, as to which Shares Mr. Wood may be deemed to share voting and investment power.

(14) Includes 1,000 Shares owned jointly with Mr. Perry's wife, as to which Shares Mr. Perry may be deemed to share voting and investment power.

(15) All 10,000 Shares are owned jointly with Mr. Fagan's wife, and Mr. Fagan may be deemed to share voting and investment power.

(*)  Less than one percent.

     None of the members of the Board of Directors are related, except that John
P.  McGruder's  wife  is  a  first  cousin  to  Catherine  M.  Amos.

MEETINGS  AND  COMMITTEES  OF  THE  BOARD  OF  DIRECTORS

     The Board of Directors of the Company conducts its business through meetings of the full Board and through joint committees of the Boards of Directors of the Company and the Bank, including an Audit Committee, Investment Committee, Loan Committee and Personnel Committee. During 1999, the full Board of Directors held seven (7) meetings, the Audit Committee held ten (10) meetings, the Investment Committee held three (3) meetings, the Loan Committee held thirty-seven (37) meetings, and the Personnel Committee held four (4) meetings. With the exception of Bryan L. Bettis and Thomas L. Bower, each director attended at least 75% of all meetings of the full Board of Directors and of each committee of the Board of which he (or she) is a member.

     The Audit Committee is responsible for reviewing with the Company's independent accountants, their audit plan, the scope and results of their audit engagement and the accompanying management letter, if any; reviewing the scope and results of the Company's internal auditing procedures; consulting with the independent accountants and management with regard to the Company's accounting methods and the adequacy of the Company's internal accounting controls; approving professional services provided by the independent accountants; reviewing the independence of the independent accountants; and reviewing the range of the independent accountants' audit and non-audit fees. The Board of Directors has not adopted a written charter for the Audit Committee. During 1999, the Audit Committee was composed of Catherine M. Amos, Jeffrey S. Bagley, James J. Myers and Charles R. Smith. Effective January 1, 2000, the Audit
Committee members for the fiscal year 2000 are Jeffrey S. Bagley, Danny M. Bennett, Talmadge W. Bolton and James J. Myers. All of the members of the Audit Committee are "independent" within the meaning of Rule 4200(14) of the National Association of Securities Dealers' listing standards.

     The Investment Committee is responsible for ensuring that guidelines provided by them in the Company's investment policy are carried out by management. During 1999, the Investment Committee was composed of Danny M. Bennett, Talmadge W. Bolton, James J. Myers, Herbert A. Lang and John P. McGruder. Effective January 1, 2000, the Investment Committee members for the fiscal year 2000 are John P. McGruder, James J. Myers, Charles R. Smith and Wyatt L. Willingham.

     The Loan Committee is responsible for ensuring that policy and regulation guidelines are adhered to by lending personnel. Loans in excess of the lending limits for personnel are reviewed and approved by the committee. During 1999, the Loan Committee was composed of Michael P. Bennett, Charles D. Ingram, James
J. Myers, Danny L. Reid and Wyatt L. Willingham. Effective January 1, 2000, the Loan Committee members for the fiscal year 2000 are Catherine M. Amos, Michael
P.  Bennett,  Charles  D.  Ingram,  James  J.  Myers,  and  Danny  L.  Reid.

     The Personnel Committee is responsible for setting the compensation and benefits of the executive officers and other employees of the Company and the Bank. In addition, the Personnel Committee will act as the Administrative Committee under the Company's Long Term Incentive Plan (See Proposal Two below) if the adoption of that plan is approved by the shareholders. During 1999, the Personnel Committee was composed of Jeffrey S. Bagley, Charles D. Ingram,
Herbert A. Lang, Jr. and James J. Myers. Effective January 1, 2000, the Personnel Committee members for the fiscal year 2000 are Jeffrey S. Bagley, Charles D. Ingram, Herbert A. Lang, Jr. and James J. Myers.

     The Board of Directors as a whole functions as a nominating committee to select management's nominees for election as directors of the Company. The Board of Directors will consider nominees recommended by shareholders if submitted to the Company in accordance with the procedures set forth in Section
3.8 of the Bylaws of the Company. For more information on nomination procedures, see "Shareholders' Proposals and Nomination Procedures for the Annual Meeting of Shareholders in 2001" below.

DIRECTOR  COMPENSATION

     During 1999, directors, who are not employees of the Company or the Bank, received compensation. Directors received $100 for each Bank Board of Directors meeting attended and $25 for each committee meeting attended. Effective January 1, 2000, Directors will receive $150 for each Bank Board of Directors meeting attended and $50 for each committee meeting attended. For the fiscal year 2000, the Chairman of the Board of Directors shall receive $200 for each Bank Board of Directors meeting attended, and committee Chairmen will receive $75 for each committee meeting attended. No compensation is paid to directors of the Company with respect to Company Board of Directors meetings.

COMMON  STOCK  OWNERSHIP  OF  CERTAIN  BENEFICIAL  OWNERS

     As of March 13, 2000, the 19 directors and executive officers of the Company beneficially owned 171,800 shares or 21.48% of the Common Stock of the Company. The Company is unaware of any person that beneficially owns more than five percent (5%) of the Company's Common Stock. For information regarding the beneficial ownership of the Company's Common Stock as of March 13, 2000 by each of the Company's directors, director nominees and executive officers, see "Proposal One - Election of Directors - Information Regarding Nominees and Continuing Directors."

                    PROPOSAL TWO  - LONG TERM INCENTIVE PLAN

RECOMMENDATION  OF  BOARD  OF  DIRECTORS

     The Board of Directors of the Company has approved the adoption of a Long Term Incentive Plan (the "Incentive Plan") for selected senior management and administrative employees of the Bank ("Key Employees"), and has adopted a resolution that the Incentive Plan be submitted to the shareholders for their consideration and approval at the 2000 Annual Meeting. If approved by the shareholders, the Incentive Plan will be effective as of January 1, 2000 (the "Effective Date"). In the event that the shareholders fail to approve the adoption of the Incentive Plan, the plan will not be implemented during the fiscal year 2000 without shareholder approval.

     The original operating conditions fixed by the Georgia Department of Banking and Finance (the "Department") at the time the Bank's charter was approved include a requirement that "any plan for issuance of stock options to key employees and/or officers of the bank shall be submitted to the Department for prior approval before issuance of any options." Accordingly, if the Incentive Plan is approved by the shareholders, it will then be submitted to the Department for its approval prior to the issuance of any Awards.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ADOPTION OF THE INCENTIVE PLAN.

VOTE  REQUIRED

     This Proposal requires approval by a "plurality" of the votes cast by the Shares entitled to vote in the election. This means that Proposal Two will be approved only if the holders of a majority of the Shares entitled to vote and voting at the Annual Meeting vote in favor of Proposal Two. With respect to Proposal Two, abstentions and "broker non-votes" will be counted as Shares present for purposes of determining the presence of a quorum. However, neither abstentions nor "broker non-votes" will be counted as votes cast for purposes of determining whether a particular proposal has received sufficient votes for approval. A "broker non-vote" occurs when a nominee does not have discretionary voting power with respect to that proposal and has not received instructions from the beneficial owner.

PURPOSES  AND  PROVISIONS  OF  THE  INCENTIVE  PLAN

     The Board of Directors believes that an essential element for the long term success and profitability of the Company will be the ability of the Bank to attract and retain highly qualified senior management and administrative employees in an increasingly competitive job market. The adoption of the Incentive Plan is deemed by the Board of Directors to be a necessary step in achieving that long term goal. The specific purpose of the Incentive Plan is to achieve this goal by providing Key Employees with a direct long term interest in the profitability and growth of the Company and the Bank through equity ownership.

     The Incentive Plan authorizes the Personnel Committee, with the approval of the Board of Directors, to make discretionary awards of various types of equity based deferred compensation ("Awards") to Key Employees. The term of the Incentive Plan (the "Term") is 10 years from the Effective Date (i.e., the period ending December 31, 2009), and Awards may be made on one or more occasions throughout the Term. However, the Incentive Plan will continue to be administered until all matters relating to any Awards made during the Term have been finally resolved.

     Because the Incentive Plan is a "nonqualified" deferred compensation plan (i.e., it is not a "qualified" pension or profit sharing plan under 401(a) of the Internal Revenue Code of 1986 ("Code")) the Board of Directors has full discretion in selecting Key Employees to participate in the Incentive Plan. However, the general standard for the selection of Key Employees is set forth in the Incentive Plan as follows:

          Officers and key employees of the Employer and its Subsidiaries (including Officers or employees who are members of the Board, but excluding directors who are not Officers or employees) who, in the opinion of the Committee, are mainly responsible for the continued growth and development and financial success of the business of the Employer or one of its Subsidiaries shall be eligible to be granted Awards under the Plan. Subject to the provisions of the Plan, the Committee shall, from time to time, select from such eligible persons those to whom Awards shall be granted and determine the number of shares to be granted.

The Board of Directors estimates that approximately six employees, based on the Bank's current staffing levels and personnel, may qualify for selection as Key Employees eligible to receive Awards. It is anticipated that this number will increase as the Company's operations continue to grow throughout the Term.

     The Incentive Plan provides that Key Employees who terminate their service on behalf of the Bank during a specified period after the date of an Award (the "Restriction Period") may forfeit all or a pro rata part of any Awards previously made to them, depending on the reason for such termination. The length of the Restriction Period will be separately fixed by the Board of Directors for each Award, and will be not less than three years, except that stock option Awards may be exercisable in annual installments over a period not to exceed 10 years. The Incentive Plan therefore encourages Key Employees to continue their service with the Bank in order to realize the full value of all such Awards. Because the value of all Awards authorized under the Incentive Plan is based upon the value of the Shares, Key Employees are also given a direct interest in working to maximize the value of the Shares.

     The Incentive Plan also provides that the rights of Key Employees under outstanding Awards will accelerate upon the occurrence of a "Change in Control." For purposes of the Incentive Plan, a Change in Control means a transfer of a controlling interest in the Company or the Bank, shareholder approval of a sale, lease or other transfer of all or substantially all of the Company's or the Bank's assets, shareholder approval of a merger or consolidation in which the Company or the Bank is not the surviving corporation or any change in a majority of the Board of Directors of the Company during a two consecutive year period unless such change was approved by a vote of at least two-thirds of the Directors still in office who were Directors at the start of such two year period. The principal reason for including such provisions in the Incentive Plan is to assure Key Employees that any Awards they receive will be protected, regardless of changes in the ownership or control of the Company or the Bank. The specific effects of these provisions following a Change in Control are more particularly described below.

TYPES  OF  AWARDS

     The types of Awards that are authorized under the Incentive Plan include Restricted Stock, Performance Shares, Stock Appreciation Rights ("SAR's"), Incentive Stock Options ("ISO's") and Non-Qualified Stock Options ("NQSO's"). By authorizing different types of Awards, the Incentive Plan allows the Company continuing discretion in structuring deferred compensation arrangements for its Key Employees. A summary of each type of Award follows, but shareholders should refer to the written plan document for a complete description.

     STOCK  OPTIONS:  A  stock  option  is  a  contractual  right  to purchase a
     ---------------
specified number of shares of stock for a specified purchase price at some time in the future, should the employee elect to exercise the option. The Incentive Plan authorizes two different types of stock options: NQSO's and ISO's. The principal difference between NQSO's and ISO's is their treatment for income tax purposes. (See discussion below of the respective tax treatment of NQSO's and ISO's.) Under the Incentive Plan, both NQSO's and ISO's become exercisable in annual installments under a schedule fixed by the Board of Directors at the time of the Award, but not to exceed 10 years from the date of grant. The exercise price for any stock options granted under the Incentive Plan must not be less than the fair market value of the Shares on the date of grant. The exact terms of any stock option Award will be set forth in a written Stock Option Agreement signed by the Key Employee at the time of the Award. In the event of a Change in Control, all stock options shall become immediately exercisable for the remainder of their term. Also, following a Change in Control optionees may require the Company to purchase all unexercised options in cash for a period of 60 days, provided that options granted to officers and directors must have been held for at least six months in order to be subject to this purchase requirement.

     SAR'S:  A SAR is a contractual right to receive the value (i.e., the spread
     -----
between the exercise price and market value of the Shares on the exercise date) of any unexercised stock option in lieu of the Shares subject to such option. Accordingly, a SAR is generally issued in tandem with a stock option Award. However, this decision is in the discretion of the Personnel Committee. The employee may exercise the SAR or the related stock option, but not both. Under the Incentive Plan, a SAR may only be exercised at such time as the related stock option is exercisable, and only with the consent of the Personnel Committee. Upon the exercise of a SAR, the related stock option will automatically lapse. A SAR may be paid in cash or by the issuance of Shares equal in value to the SAR, or both, in the discretion of the Personnel Committee. However, in the event of a Change in Control all SAR's shall become immediately exercisable for cash for a period of 60 days, provided that SAR's granted to officers and employees must have been outstanding for at least six months in order to be subject to this purchase requirement

     PERFORMANCE  SHARES:  A Performance Share is a contractual right to receive
     -------------------
the future value of a specified number of Shares, contingent upon the Company or the Bank meeting specified performance criteria set by the Personnel Committee at the time of the Award. Any Award of Performance Shares will be credited to a Performance Share account, but will not involve the actual issuance of Shares. Accordingly, a Performance Share does not carry with it any voting rights, dividend rights or other rights associated with actual Share ownership. Payment of Performance Shares following the Restriction Period may be made in cash or in Shares at the election of the Personnel Committee, although the Incentive Plan states that payment will normally be made one-half in cash and one-half in Shares. In the event of a Change in Control, all Performance Shares shall be immediately payable in cash, regardless of whether the performance criteria have been met or whether the Restriction Period has expired.

     RESTRICTED  STOCK:  A  Restricted  Stock  Award  involves the issuance of a
     -----------------
stock  certificate  for  a  specified  number  of  Shares in the name of the Key
Employee. However, in the discretion of the Personnel Committee, the certificate may be retained by the Company during the Restriction Period. Moreover, the Shares will be forfeited, in whole or in part, if the Key Employee terminates employment during the Restriction Period, and the Shares of Restricted Stock may not be transferred by the Key Employee during the Restriction Period. In the event of a Change in Control all restrictions on the Restricted Stock will lapse, regardless of whether the Restriction Period has expired.

     The Board of Directors has adopted a resolution reserving up to 80,000 of the Company's authorized but unissued Shares for possible future issuance to Key Employees pursuant to the Incentive Plan. By approving Proposal Two, the shareholders will also approve such action and the future issuance of the reserved Shares pursuant to the Incentive Plan. The Board of Directors anticipates that the reserved Shares will be allocated in such a manner that Shares will be maintained in reserve for new Awards throughout the Term. In determining the aggregate number of Shares issued pursuant to the Incentive Plan, Shares will be deemed to have been issued in payment of Performance Shares regardless of whether they are actually issued or the equivalent value of such Shares is paid in cash. To the extent that any Award lapses, or the rights of the holder terminate for any other reason, any Shares subject to such Award shall again be available for issuance pursuant to the Incentive Plan. Issued Shares may be reacquired by the Company and again held in reserve or reissued under the Incentive Plan, but repurchased Shares shall not increase the aggregate number of Shares that may be issued under the Incentive Plan.

AMOUNTS  PAYABLE  BY  KEY  EMPLOYEES  IN  CONNECTION  WITH  AWARDS

     Whether a Key Employee is required to pay any amount to the Company in connection with the receipt or exercise of an Award will depend upon the type of Award. These rules are summarized below:

     STOCK  OPTIONS:  In  order to exercise a stock option Award, whether a NQSO
     --------------
or an ISO, a Key Employee must pay the exercise price specified in the Stock Option Agreement to the Company. The exercise price may be paid by the Key Employee in cash or by surrendering Shares with a fair market value equal to the exercise price. Under the Code, the exercise price for an ISO must be at least equal to the fair market value on the date of grant. There is no similar statutory restriction on the exercise price for a NQSO. However, the provisions of the Incentive Plan impose such a requirement on both NQSO's and ISO's.

     SAR'S:   Since  a  SAR  is  a right to receive the accrued value of a stock
     -----
option, rather than the total number of Shares subject to the option, the exercise of a SAR does not involve any actual payment by the Key Employee to the Company, other than the release of some of the Shares subject to the option. The value of the SAR is the spread between the exercise price under the related option and the fair market value of the Shares when the SAR is exercised.

     PERFORMANCE SHARES:  A Performance Share Award does not involve any payment
     ------------------
by the Key Employee to the Company at the time it is granted. At the election of the Personnel Committee, a Performance Share Award may be paid, in whole or in part, by the issuance of Shares to the Key Employee. In such a case, the Key Employee is not required to make any payment to the Company for the issued Shares.

     RESTRICTED  STOCK:  A  Restricted  Stock  Award  does  not  require the Key
     -----------------
Employee  to  pay  any  amount  to  the  Company  for  the  issued  Shares.

     In addition to the payments described above, Key Employees are required to pay to the Company (or a subsidiary, as appropriate) any amounts required to be withheld under federal or state tax laws. Any required withholding may be paid by Key Employees in cash or by surrendering Shares with a fair market value equal to their withholding obligation.

DETERMINATION  OF  "FAIR  MARKET  VALUE"

     As described above, the exercise price under any stock options may not be less than the fair market value of the Shares on the date of grant. In addition, the value of all of the other types of Awards is based, at least in part, on the fair market value of the Shares. Therefore, the determination of fair market value is critical to the operations of the Incentive Plan.

     Because the Shares are not actively traded on any national exchange or over the counter market, it may be difficult to determine their fair market value on the various valuation dates required under the Incentive Plan. If the Shares should become actively traded in the future, the Incentive Plan provides that fair market value will be based on the price of actual sales made through a national exchange or over the counter market. In the absence of such active trading, the Incentive Plan provides that the fair market value of the Shares will be determined in "good faith" by the Board of Directors in accordance with Proposed Treasury Regulation 1.422A-2(e)(2)(ii). Any reasonable valuation method may be adopted by the Board of Directors for this purpose. However, the Proposed Regulations specifically cite "the opinions of completely independent and well-qualified experts" as one way in which the good faith standard may be met. Therefore, it may be necessary for the Company to periodically obtain one or more independent appraisals of the Shares for purposes of the Incentive Plan.

     The Incentive Plan also provides a special definition of fair market value that applies to any rights exercised by Key Employees in connection with a Change in Control. Generally, it provides that fair market value will be based upon the highest price established by the Share purchase, tender offer, merger or other transaction that gave rise to the Change in Control.

BENEFITS  OR  AMOUNTS  UNDER  THE  INCENTIVE  PLAN

     Because the selection of Key Employees and the grant of Awards under the Incentive Plan is completely discretionary, the benefits or amounts to be allocated to any particular employee or group of employees under the Incentive Plan are not determinable in advance. Similarly, it is not possible to determine the benefits or amounts that would have been allocable to any employee or group of employees during 1999 if the Incentive Plan had been in effect. The Incentive Plan does not include any provision requiring the Company to fund any amount with respect to past employee services, or requiring any specific or estimated annual payment with respect to current employee services.

APPLICATION  OF  SECURITIES  LAWS  TO  SHARES  ISSUED  UNDER  THE INCENTIVE PLAN

     Under the Securities Act of 1933 (the "1933 Act"), it is unlawful for any person either to sell or offer to sell any "security" (within the meaning of the 1933 Act) unless the sale or offering of such security has been registered under the 1933 Act, or qualifies for an exemption from the registration requirements of the 1933 Act. The Securities Exchange Commission (the "SEC") has held that a stock option issued under a deferred compensation plan that does not require any payment by the employee at the date of grant generally does not constitute a sale, or offer to sell, a security. However, the subsequent exercise of the stock option will constitute the sale of a security for purposes of the 1933 Act if any payment by the employee is required.

     The Shares reserved for possible issuance under the Incentive Plan have not been registered under the 1933 Act. Therefore, it will be necessary to qualify any future issuance of such Shares to Key Employees for an exemption from the registration requirements under the 1933 Act. Some of the exemptions that may be available for such transactions are summarized below.

     Because the Company operates exclusively within the State of Georgia, the issuance of Shares under the Incentive Plan may qualify for exemption as an intrastate offering. Under 3(a)(11) of the 1933 Act and Rule 147 promulgated by the SEC thereunder, this exemption will apply where all offerees and purchasers are "resident" within a single state, which is also the state of incorporation of the employer and the state in which substantially all of the employer's business is conducted. However, if even one employee to whom the securities are offered or sold is not a resident of that state, the exemption is lost. Therefore, in relying on this exemption it is prudent to carefully limit the number of employees involved and to obtain assurances regarding their state of residence.

     Another exemption that may apply to the issuance of Shares under the Incentive Plan is 4(2) of the 1933 Act, which exempts transactions "not involving any public offering" of securities. The SEC has also promulgated Regulation D, which sets forth three separate safe harbors (Rules 504, 505 and
506) pursuant to which an issuer may qualify for the "limited offering" exemption under 4(2). In general, the Regulation D safe harbors may limit the amount of securities that can be sold and the number of offerees, and may require the same disclosures about the issuer that are required in a public offering.

     Because of the limited number of Key Employees and the limited amount of securities involved, the Company anticipates that the issuance of Shares under the Incentive Plan will qualify for the limited offering exemption. However, in SEC v. Ralston Purina Co., 346 U.S. 119 (1953), the United States Supreme Court held that an offering of stock to employees would not be an exempt limited offering where the class of offerees was composed of persons needing the protection of the 1933 Act. This class consists of unsophisticated investors who have limited access to the issuer's financial information. Therefore, the Company intends to address this issue by limiting the Key Employees who participate under the Incentive Plan to the Bank's senior management and administrative employees, and by providing each Key Employee with a copy of the Company's most recent financial report and disclosures filed with the SEC under the Securities Exchange Act of 1934 (the "1934 Act").

     Shareholders should also note that the Term of the Incentive Plan is 10 years, and the scope of the Company's operations and the number of Key Employees may increase significantly during that time. In such event, it may no longer be possible to qualify the issuance of Shares under the intrastate or limited offering exemptions. The Company would incur substantial effort and expense if it became necessary to register such Shares under the 1933 Act.

     In addition to the federal securities laws, Georgia law may require a separate registration of any Shares issued under the Incentive Plan. However, the Georgia Securities Act of 1973 (the "Georgia Act") provides for various registration exemptions. These include transactions (i) in connection with an employee stock bonus plan requiring payment of no consideration other than services ( 10-5-9(A) of the Georgia Act), (ii) in connection with a stock option plan in which no person other than an employee of the issuer, or of an affiliate of the issuer, may participate and requiring payment of no consideration other than services ( 10-5-9(C) of the Georgia Act), and (iii) in connection with the issuance of securities upon the exercise of options granted pursuant to such a stock option plan ( 10-5-9(D) of the Georgia Act). The Company anticipates that the various Awards, and the issuance of Shares under the Incentive Plan, will qualify for one or more of these exemptions. In addition, the Georgia Act includes certain limited offering exemptions, which may also apply to such transactions.

     Shareholders should also note that, unless registered under the 1933 Act, Shares issued under the Incentive Plan will be "restricted stock" in the hands of Key Employees. As a result, Key Employees will be prohibited by the securities laws from transferring such Shares unless they are subsequently registered, or an exemption is available. The most commonly used exemption for such resales is SEC Rule 144, which permits (subject to certain limitations) resales of restricted stock that the seller has held for at least two years.

EXEMPTION  FROM  "SHORT-SWING"  PROFIT  RULES

     Section 16(b) of the 1934 Act permits the issuer of any registered security to recover the profits made by any director, officer or 10% shareholder on purchase and sale transactions occurring in any six month period. Under rules adopted by the SEC in 1991, the grant of stock options or other derivative securities under a deferred compensation plan may be deemed to constitute the purchase (or sale) of the underlying security for purposes of the "short-swing
liability"  rules  of   16(b).  However,  SEC  Rule  16b-3  provides  several
alternative means to qualify such transactions for an exemption under 16(b). The Incentive Plan is intended to qualify for such an exemption under Rule 16b-3 as a plan pursuant to which transactions involving the issuer's securities (including derivative securities) must be approved in advance by the issuer's board of directors or a committee of two or more "Non-Employee Directors."

TAX  CONSEQUENCES  TO  THE  COMPANY  AND  KEY  EMPLOYEES

     The  granting  of an Award generally will not result in current taxation to the Key Employee or a current tax deduction for the Company. The tax consequences of such transactions will normally be governed by Code 83. Under these rules, the Key Employee must recognize compensation income equal to the fair market value of the Award at the time it first becomes freely transferable or is not subject to a substantial risk of forfeiture. Under 83(h), the employer is entitled to a deduction equal to the amount of gain recognized by the employee. The taxable year in which the employer's deduction is allowed must be "matched" under 83 to the year in which gain is recognized by the employee.

     The tax treatment of stock options is somewhat different, and depends upon whether the option is a NQSO or an ISO. In the case of a NQSO, an employee will not recognize income on the grant of the option unless the option itself has a "readily ascertainable value." In order for this exception to apply, the option itself generally must be actively traded on an established market. Therefore, it should not apply to NQSO's issued under the Incentive Plan. At the time an NQSO is exercised, the employee must recognize compensation income, and the employer is allowed a tax deduction, determined under the 83 rules described above. The amount of the employee's income, and the employer's matching deduction, is equal to the excess of the fair market value of the stock received as of the exercise date over the amount paid by the employee for the stock under the NQSO.

     Stock options that meet the special requirements for ISO's are subject to more favorable tax treatment than NQSO's. These requirements include limits on the term of the option, the amount of ISO's exercisable in any year and the exercise price under the option, as well as a requirement that an ISO plan be approved by the shareholders. Under Code 422, an employee is not required to recognize income on either the grant or the exercise of an ISO. Rather, the employee will only recognize gain when the stock received under the ISO is actually sold. The amount of gain recognized will be the difference between the amount realized on the sale and the amount paid by the employee for the stock (i.e., the exercise price) under the ISO. Provided that the employee has owned the stock for the required holding period, any gain on its sale may also qualify for long term capital gain treatment. However, for alternative minimum tax purposes, the difference between the option price and fair market value of the stock will be a tax preference item for the employee in the year of exercise. Because of this favorable tax treatment to employees, the Code does not allow any deduction to an employer with respect to the grant or exercise of an ISO.

COMPLETE  COPY  OF  INCENTIVE  PLAN

A complete copy of the Incentive Plan will be available upon request at the 2000 Annual Meeting. In addition, a copy of the Incentive Plan may be obtained by any shareholder, without charge, by submitting a written request for such a copy to Forsyth Bancshares, Inc., 501 Tri-County Plaza, Cumming, Georgia 30040,
Attention:  Holly  R.  Hunt,  Secretary  of  the  Company.

                             EXECUTIVE COMPENSATION

SUMMARY  COMPENSATION  OF  EXECUTIVE  OFFICERS

     Under rules established by the SEC, the Company is required to provide certain data and information in regard to the compensation and benefits provided to the Company's Chief Executive Officer and four other most highly compensated executive officers who receive compensation in excess of $100,000 per year (collectively, the "Named Executive Officers"). For purposes hereof, only David
H. Denton, the Company's former Chief Executive Officer, and Jimmy S. Fagan, the Company's Executive Vice President, earned over $100,000 in salary and bonus during 1999, or for any other period since the Company's inception. The following table summarizes by various categories, for the fiscal years ended December 31, 1999, 1998 and 1997, the total compensation paid by the Company to its Named Executive Officers.

                                  SUMMARY COMPENSATION TABLE

                                    ANNUAL COMPENSATION(1)
                                    ----------------------
                                                                        ALL OTHER
     NAME AND POSITION                    YEAR      SALARY   BONUS   COMPENSATION(2)
     -----------------                -----------  ------  --------  ---------------
David H. Denton(3)                        1999  $   98,000        0  $  2,300
  President and                           1998      98,000        0     1,440
  Chief Executive Officer                 1997      96,974        0     1,440

Jimmy S. Fagan                            1999   108,900(4)   1,000     1,592
  Executive Vice President                1998   108,900(4)     170
                                          1997   108,900(4)       0       170

Timothy M. Perry(5)                       1999    94,567(6)   5,000       112
  President and                           1998     __(7)__   _(7)__   __(7)__
  Chief Executive Officer                 1997     __(7)__   _(7)__   __(7)__

------------------
(1)     Excludes  perquisites  and  other personal benefits, the aggregate amount of which did not, in the case of any Named Executive Officer, exceed $50,000 or 10%  of  such Named
        Executive Officer's  annual  salary  and  bonus  in  any  year.
(2)     This  amount represents the dollar value of excess life insurance benefits received by the  Named  Executive  Officer  in  each  year.
(3)     Mr.  Denton  resigned  during  1999  as  President  and  Chief  Executive  Officer.
(4)     Includes  $11,400  of  compensation  earned  in each of 1999, 1998 and 1997, which was deferred  by  Mr.  Fagan  in  accordance  with  his  Executive  Deferred  Compensation
        Agreement.
(5)     Mr.  Perry  replaced  Mr. Denton during 1999 as President and Chief Executive Officer.
(6)     Includes  $21,423  representing  the  estimated  fair  market  value  of an automobile transferred  by  the  Bank  to  Mr.  Perry  during  1999.
(7)     Mr.  Perry was not includible as a Named Executive Officer prior to his appointment as
        Chief  Executive  Officer  of  the  Company  and  the Bank in 1999.   Accordingly, his
        Compensation during 1997 and 1998 is not included in the Summary  Compensation  Table.

TERMINATION  OF  EMPLOYMENT  AGREEMENT  WITH  DAVID  H.  DENTON

     David H. Denton and the Company previously entered into an employment agreement (the "Employment Agreement") pursuant to which Mr. Denton served as the President and Chief Executive Officer of the Company and the Bank. The Employment Agreement provided for a salary of $98,000 plus annual medical insurance premiums. Additionally, the Employment Agreement provided that Mr. Denton might participate in the Company's or the Bank's retirement, welfare and other benefit programs and was entitled to reimbursement for automobile expenses and travel and business expenses. The Company also maintained a key man life insurance policy on Mr. Denton providing for death benefits in the amount of $600,000 payable to the Company and $400,000 payable to Mr. Denton's family.

     The  Employment  Agreement  provided  for  an  initial  term  of five years
(subject to annual extensions at the Bank's election), beginning on June 28, 1996. However, Mr. Denton and the Company mutually agreed to Mr. Denton's voluntary resignation from his positions with the Company and the Bank effective

August 27, 1999. The terms of the Company's separation agreement with Mr. Denton required the continuation of certain compensation payments to him for a period of six months, and all such payments have been made. All other matters relating to Mr. Denton's former employment have been resolved, and the Company and the Bank have no further obligations to him under the Employment Agreement.

     The Company has not entered into an employment agreement with any other officer or employee of the Company or the Bank.

BANK  401(K)  PLAN

     The Bank established, effective January 1, 1998, a qualified salary plan pursuant to Section 401(i) of the Internal Revenue Code (the "401(k) Plan"). The 401(k) Plan is open to all employees, including executive officers, beginning on the first day of their employment with the Bank. Pursuant to the 401(k) Plan, each participating employee is permitted to authorize payroll deductions of up to 6% of his or her total compensation during the calendar year (the "Basic Contributions"), and is permitted to make supplemental contributions of up to 10% of his or her total compensation during the calendar year (the "Supplemental Contributions"). An employee's aggregate contributions are subject to limits set by law. The Bank may, but is not required to, make matching contributions in cash or the Company's Common Stock equal to 20% of each participant's Basic Contributions. During 1999, the Bank did not make any matching contributions to the 401(k) Plan. However, matching contributions to the 401(k) Plan may be made in the future in the discretion of the Bank's Board of Directors. Participants are immediately 100% vested in their Basic and Supplemental Contributions.

EXECUTIVE  DEFERRED  COMPENSATION  AGREEMENTS

     The Bank has entered into a deferred compensation agreement with one of its executive officers, Jimmy S. Fagan, under which the Bank has agreed to set aside, or place in a special trust, the amount of $11,400 for each full year that Mr. Fagan is employed with the Bank. The Bank is not required to invest such amounts but, if the Bank elects to make such investments, any earnings inure to the employee's benefit. All amounts of deferred compensation (including earnings, if any) will be paid in a single lump sum amount within 30 days of Mr. Fagan's termination of employment. Amounts of compensation deferred pursuant to this deferred compensation agreement are included in Mr. Fagan's salary as disclosed in the Summary Compensation Table in the year such compensation is earned. Such compensation will not be included in Mr. Fagan's salary in the Summary Compensation Table in the later year in which he actually receives such compensation.

                 CERTAIN TRANSACTIONS AND BUSINESS RELATIONSHIPS

     Directors, executive officers and principal shareholders of the Company and the Bank and their affiliates have been customers of the Bank from time to time in the ordinary course of business, and additional transactions are expected to take place in the future. In accordance with applicable federal laws and regulations, all loans by the Bank to such persons are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, do not involve more than the normal risk of collectability or embody other unfavorable features, and comply with specified quantitative limits imposed by such federal laws and regulations. At December 31, 1999, the aggregate amount of loans and extensions of credit outstanding to such persons was approximately $3,424,016, which represented 53.55% of the total equity capital of the Bank as of such date. Deposit accounts with Company and Bank officers, directors and their affiliates totaled $3,478,000 at December 31, 1999.

     None of the Bank's loans outstanding at any time during or subsequent to 1999 to directors, executive officers or principal shareholders of the Company or the Bank or their associates is or has been on past due or non-accrual status, has been restructured, or is considered by the Bank to be a problem loan.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the 1934 Act requires the Company's directors and executive officers, and persons who own more than 10% of the Company's Common Stock, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Directors, executive officers, and greater than 10% shareholders are required by SEC regulation to furnish the Company with copies of all 16(a) reports they file. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required during the fiscal year ended December 31, 1999, all 16(a) filing requirements applicable to directors, executive officers, and greater than 10% beneficial owners were complied with by such persons.

                            EXPENSES OF SOLICITATION

     The cost of soliciting proxies will be borne by the Company. In addition to solicitations by mail, officers, directors and regular employees of the Company may solicit personally or by telephone, telegraph or other means without additional compensation. The Company will reimburse brokers, fiduciaries and custodians for their costs in forwarding proxy materials to beneficial owners of Common Stock held in their names.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     On March 17, 1998, the Company appointed Mauldin & Jenkins, LLC as the Company's independent public accountants and dismissed the Company's former auditors, Porter Keadle Moore, LLP. The decision to change accountants was unanimously approved by the Company's Board of Directors. There were no disagreements with the former auditors on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure with respect to the Company's financial statements for the fiscal year ended December 31, 1997 or through the time of replacement.

     Mauldin & Jenkins, LLC acted as the Company's independent public accountants for the fiscal year ended December 31, 1999. Representatives of Mauldin & Jenkins, LLC will be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and will be available to answer questions concerning the financial affairs of the Company.

                SHAREHOLDERS' PROPOSALS AND NOMINATION PROCEDURES
                 FOR THE ANNUAL MEETING OF SHAREHOLDERS IN 2001

     Director nominations and other proposals of shareholders intended to be presented at the Annual Meeting of Shareholders in 2001 must be submitted to the Company in accordance with the procedures set forth in Section 3.8 of the Bylaws of the Company and in accordance with applicable rules of the SEC, including Rule 14a-8. The effect of those provisions is that shareholders must submit such nominations and proposals, together with certain related information specified in the above-referenced section of the Bylaws, in writing to the Company on or before December 31, 2000 in order for such matters to be included in the Company's proxy materials for, and voted upon at, the 2001 Annual Meeting. All such proposals, nominations and related information should be submitted on or before such date by certified mail, return receipt requested, to the Secretary of the Company, Holly R. Hunt, 501 Tri-County Plaza, Cumming, Georgia 30040. A copy of the above-referenced section of the Bylaws will be provided upon request in writing to the Secretary of the Company at such address.

     Pursuant to Section 3.8 of its Bylaws, the Company has established certain nomination requirements for an individual to be elected as a director of the Company at any annual or special meeting of the shareholders. These requirements include, but are not limited to, the requirement that the nominating shareholder provide the Company: (i) notice of any proposed director within certain timeframes; (ii) the name and certain biographical information on the nominee; and (iii) a sworn or certified statement by the shareholder that indicates that the nominee has consented to the nomination and that the shareholder believes that the nominee will stand for election and will serve if elected. The chairman of any meeting of the shareholders may, for good cause shown and with proper regard for the orderly conduct of the meeting, waive in whole or in part the operation of Section 3.8 of the Company's Bylaws. These provisions could reduce the likelihood that a third party could nominate and elect individuals to serve on the Company's Board of Directors.

                                  OTHER MATTERS

     The management of the Company does not know of any matters to be presented at the Annual Meeting other than those mentioned in this Proxy Statement. If any other matters properly come before the Annual Meeting, the persons designated as proxies will vote on such matters in accordance with their best judgment.

     The management of the Company urges you to attend the Annual Meeting and to vote your Shares in person. Whether or not you plan to attend, please sign and promptly return your proxy. Your proxy may be revoked at any time before it is voted. Such proxy, if executed and returned, gives discretionary authority with respect to any other matters that may come before the Meeting.

                          ANNUAL REPORT ON FORM 10-KSB

     Upon the written request of any person who proxy is solicited by this Proxy Statement, the Company will furnish to such person without charge (other than for exhibits) a copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1999, including financial statements and schedules thereto, as filed with the SEC. Requests may be made to Forsyth Bancshares, Inc., 501 Tri-County Plaza, Cumming, Georgia 30040, Attention:
Holly  Hunt,  Secretary  of  the  Company.

                              By  Order  of  the  Board  of  Directors,


                              /s/  Timothy  M.  Perry
                              --------------------------------
                              TIMOTHY  M.  PERRY
                              President  and  Chief  Executive  Officer


Cumming,  Georgia
April  21,  2000

                                      PROXY
                                      -----
                            FORSYTH BANCSHARES, INC.
                         ANNUAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints Timothy M. Perry and James J. Myers, or either of them, each with full power of substitution as proxies to vote the stock of the undersigned at the Annual Meeting of Shareholders of Forsyth Bancshares, Inc. (the "Company") to be held at the Sawnee Community Center on May 16, 2000 at 10:00 a.m., local time, and at any and all adjournments or postponements thereof (the "Annual Meeting").

1.  ELECTION  OF  DIRECTORS
      FOR ALL NOMINEES FOR DIRECTOR LISTED BELOW.        WITHHOLD AUTHORITY
      (except as marked to the contrary below) (to vote for all nominees listed)

Catherine M. Amos, Jeffrey S. Bagley, Danny M. Bennett, Michael P. Bennett, Bryan L. Bettis, Talmadge W. Bolton, Thomas L. Bower III, Charles R. Castleberry, Charles D. Ingram, Herbert A. Lang, Jr., John P. McGruder, James J. Myers, Timothy M. Perry, Danny L. Reid, Charles R. Smith, Wyatt L. Willingham and Jerry M. Wood

             To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.

--------------------------------------------------------------------------------

                     (Continued and to be signed on reverse)


2.     APPROVAL  OF  LONG  TERM  INCENTIVE  PLAN  FOR  SELECTED  KEY  EMPLOYEES:

  FOR  ADOPTION  OF  LONG  TERM  INCENTIVE  PLAN          WITHHOLD  AUTHORITY

3. IN THE DISCRETION OF THE PROXIES ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF.

                     AUTHORIZED                       NOT AUTHORIZED

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER AND IN THE DISCRETION OF THE PROXIES. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" EACH OF THE PROPOSALS AND WITH DISCRETIONARY AUTHORITY ON ALL OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.

                                           Dated                          , 2000
                                                --------------------------

                                             -----------------------------------

                                             -----------------------------------
                                               Signature (s) of Shareholder(s)

     Please date and sign this proxy exactly as the names appear hereon. In the case of joint tenants, each joint owner should sign. If a corporation, please sign in full corporate name by president or other authorized officer. When signing as attorney, executor, trustee, administrator or guardian, please give full title as such. if a partnership, please sign in partnership name by authorized person.

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
           AND MAY BE REVOKED BY THE SHAREHOLDER PRIOR TO ITS EXERCISE

                                   APPENDIX I
                                   ----------

                            LONG-TERM INCENTIVE PLAN
                            ------------------------
                           OF FORSYTH BANCSHARES, INC.
                           ---------------------------

                                    ARTICLE I
                                    ---------
                                     PURPOSE
                                     -------

     1.1     PURPOSE.  The  purpose  of  this  Long-Term  Incentive  Plan  is to
             -------
provide a means through which Forsyth Bancshares, Inc., a Georgia corporation (referred to herein as the "Company"), may attract able persons to enter the employ of the Company or its subsidiaries and to provide a means whereby those key employees upon whom the responsibilities of the successful administration and management of the Company and its subsidiaries rest, and whose present and potential contributions to the welfare of the Company are of importance, can acquire and maintain stock ownership, thereby strengthening their commitment to the welfare of the Company and their desire to continue their employment with the Company or its subsidiaries.

     A further purpose of the Plan is to provide such key employees with additional incentive and reward opportunities designed to enhance the profitable growth of the Company. So that the appropriate incentive can be provided, the Plan provides for the granting of non-qualified Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock Awards, and Performance
Shares,  or  any  combination  of  the  foregoing.

     1.2     ESTABLISHMENT.  The  Plan  is  effective as of January 1, 2000, and
             -------------
subject to the provisions of Article XII hereof, Awards may be made as provided herein for a period of ten (10) years after such date. The Plan shall continue in effect after such ten (10) year period until all matters relating to the payment of Awards and administration of the Plan have been settled.

                                   ARTICLE II
                                   ----------
                                   DEFINITIONS
                                   -----------

     2.1     "Award"  means,  individually  or  collectively,  any Option, Stock
Appreciation  Right,  Restricted  Stock  Award  or  Performance  Share  Award.

     2.2 "Award Period" means a period of not less than three (3) years and relates to Performance Share Awards as provided in Article VIII of the Plan.

     2.3 "Bank" means The Citizens Bank of Forsyth County, a Georgia banking corporation.

     2.4     "Board"  means  the  Board  of  Directors  of  the  Company.

     2.5 "Code" means the Internal Revenue Code of 1986. Reference in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to such section and any regulations promulgated under such section.

     2.6 "Committee" means the Personnel Committee of the Board, referred to in Article III hereof, or any successor committee hereafter designated by the Board to administer the Plan.

     2.7     "Company"  means  Forsyth  Bancshares, Inc., a Georgia corporation.

     2.8 "Date of Grant" means the date on which the granting of an Award is authorized by the Board or such later date as may be specified by the Board in such authorization.

     2.9 "Eligible Employee" means any person regularly employed by the Company or a Subsidiary on a full-time salaried basis who satisfies all of the requirements of Article V hereof.

     2.10 "Fair Market Value" means, as applicable and in the following order of priority, (a) the closing market price of the Stock reported in the consolidated trading prices for any national securities exchange on which the Stock is listed on the Valuation Date, or (b) if the Stock is actively traded over the counter, the mean between the closing bid and asked price of the Stock on the Valuation Date, or (c) if the Stock is neither listed on a national securities exchange nor actively traded over the counter, the fair market value of the Stock determined in good faith by the Board as provided in Proposed Treasury Regulation 1.422A-2(e)(2)(ii), as of the Valuation Date.

     2.11 "Holder" means an Eligible Employee who has been granted an Option, a SAR, a Restricted Stock Award or a Performance Share Award.

     2.12 "Incentive Stock Option" means an Option within the meaning of 422 of the Code.

     2.13    "Normal Termination" means Termination:

             (a) At or after (i) age 65, or (ii) age 60 with ten (10) or more full years of service with the Company (including service with a Subsidiary),

             (b) By reason of permanent and total disability as defined in Code 22(e)(3), or

             (c) With the written approval of the Company, given in the context of the Company's acknowledgment that any Option granted under a shareholder approved stock option plan that has not been exercised by the terminating employee but is then exercisable by him will not lapse by reason of such Termination unless it is for "Cause" (as defined in Section 13.1(c) hereof).

     2.14 "Option" means an Award granted under Article VI of the Plan and includes both non-qualified Options and Incentive Stock Options.

     2.15 "Performance Share" means an Award granted under Article VIII of the Plan.

     2.16 "Plan" means this Forsyth Bancshares, Inc. Long-Term Incentive Plan, including any Plan amendments adopted in accordance with Article XII hereof.

     2.17 "Restricted Stock Award" means an Award granted under Article IX of the Plan.

     2.18 "Restriction Period" means a period of not less than three (3) years and relates to Restricted Stock Awards as provided in Article IX of the Plan.

     2.19 "Stock" means the no par value Common Stock of the Company and, after substitution as provided in Article XI hereof, such other stock as shall be substituted therefor.

     2.20 "Stock Appreciation Right" or "SAR" means the right of the Holder of any unexercised Option granted under a shareholder approved stock option plan to receive pursuant to the terms of the Option, whether by the original grant of such Option or by an amendment thereof, a number of shares of Stock, or at the election of the Company, cash or a combination of cash and shares of Stock, based on the increase in the value of the optioned shares of Stock.

     2.21 "Subsidiary" means any corporation, partnership, limited liability company or other entity in which a majority of the outstanding voting stock or aggregate voting power is beneficially owned, directly or indirectly, by the Company. For purposes of the Plan, the term "Subsidiary" expressly includes, but is not limited to, the Bank.

     2.22 "Termination" means an individual's ceasing to be an employee of the Company or any of its Subsidiaries for any reason other than such individual's death.

     2.23 "Valuation Date" means any date specified by the provisions of the Plan or by the Board as the date fixed determining Fair Market Value.

                                   ARTICLE III
                                   -----------
                                 ADMINISTRATION
                                 --------------

     3.1     ADMINISTRATION  BY  COMMITTEE.  The  Committee shall administer the
             -----------------------------
Plan. A majority of the Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present or acts approved in writing by a majority of the Committee shall be deemed the acts of the Committee.

     Subject to the approval of the Board and any limitations expressly set forth in the Plan, the Committee shall have exclusive power to:

             (a)  Select  the  Eligible  Employees  to  participate in the Plan;

             (b) Determine the Awards to be made to each Eligible Employee selected;

             (c)  Determine  the  time  or  times  when  Awards  will  be  made;

             (d) Determine the conditions, including any performance requirements, to which the payment of Awards shall be subject; and

             (e) Prescribe the written agreements and other forms evidencing Awards.

     3.2     COMMITTEE  TO  MAKE  RULES AND INTERPRET PLAN.  The Committee shall
             ---------------------------------------------
have the authority, subject to the provisions of the Plan, to establish, adopt or revise such rules and regulations and to make all such determinations relating to the Plan as the Committee may deem necessary or advisable for the administration of the Plan. The Committee's interpretation of the Plan, or any Awards granted pursuant thereto, and all decisions and determinations by the Committee with respect to the Plan shall be final, binding and conclusive on all parties unless otherwise determined by the Board.

     3.3     COMMITTEE  MEMBERS  INELIGIBLE.  No  Eligible  Employee  shall be a
             ------------------------------
member of the Committee. In connection with the Board's review and approval of any Award proposed by the Committee, any Eligible Employee who is a member of the Board shall be ineligible to vote.

                                   ARTICLE IV
                                   ----------
                 OPTIONS, STOCK APPRECIATION RIGHTS, RESTRICTED
                 ----------------------------------------------
                   STOCK AWARDS AND PERFORMANCE SHARE AWARDS;
                   ------------------------------------------
                           SHARES SUBJECT TO THE PLAN
                           --------------------------

     4.1     COMMITTEE TO GRANT AWARDS.  The Committee may, with the approval of
             -------------------------
the Board, grant Awards to one or more Eligible Employees as determined by the Committee in accordance with the provisions of Article V, provided that:

             (a) Subject to Article XI, the aggregate number of shares of Stock made subject to Awards during the term of the Plan may not exceed eighty thousand (80,000).

             (b) Such shares of Stock shall be deemed to have been used in payment of Performance Shares regardless of whether such shares are actually delivered or the Fair Market Value equivalent thereof is paid in cash. To the extent that an Award lapses or the rights of its Holder terminate, any shares of Stock subject to such Award shall again be available for the grant of an Award.

             (c) Stock delivered by the Company in settlement of an Award may be authorized and unissued Stock or Stock held in the treasury of the Company or may be purchased on the open market or by private purchase. Any private purchase shall be made at prices no higher than Fair Market Value at the time of purchase.

                                    ARTICLE V
                                    ---------
                                   ELIGIBILITY
                                   -----------

     5.1     OFFICERS AND KEY EMPLOYEES ELIGIBLE.  Officers and key employees of
             -----------------------------------
the Company and its Subsidiaries (including Officers or employees who are members of the Board, but excluding directors who are not Officers or employees) who, in the opinion of the Committee, are mainly responsible for the continued growth and development and financial success of the business of the Company or one of its Subsidiaries shall be eligible to be granted Awards under the Plan. Subject to the provisions of the Plan, the Committee shall, from time to time, select from such Eligible Employees those to whom Awards shall be granted and determine the number of shares subject to such Awards and the other terms and conditions thereof.

                                   ARTICLE VI
                                   ----------
                                  STOCK OPTIONS
                                  -------------

     6.1     GRANT  OF  OPTIONS.  One  or  more  Options  may  be granted to any
             ------------------
Eligible  Employee.

     6.2     CONDITIONS  OF OPTIONS.  Each Option so granted shall be subject to
             ----------------------
the  following  conditions:

             (a)  OPTION  PRICE.  The  option  price per share of Stock shall be
                  -------------
set by the grant but shall in no instance be less than Fair Market Value on the Date of Grant.

             (b)  FORM  OF  PAYMENT.  At the time of the exercise of the Option,
                  -----------------
the option price shall be payable in cash and/or shares of Stock valued at Fair Market Value on the business day immediately preceding the day on which the Option is exercised.

             (c)  OTHER  TERMS  AND  CONDITIONS.  If  the Holder has not died or
                  -----------------------------
terminated employment, the Option shall become exercisable in cumulative annual installments in such manner and within such period or periods, not to exceed ten
(10) years from its Date of Grant, as set forth in the Stock Option Agreement, upon payment in full of the exercise price in cash and/or shares of Stock.

          (i) If not exercised, the Option shall lapse in the following situations: (A) ten (10) years after the Date of Grant, (B) three (3) months after Normal Termination, or (C) any earlier time set by the Stock Option Agreement.

          (ii) If the Holder terminates employment other than by Normal Termination, the Option shall lapse at the time of Termination.

          (iii) If the Holder dies within the option period, or within the option period and within three (3) months after Normal Termination, the Option shall lapse unless it is exercised within the option period and in no event later than fifteen (15) months after the date of death by the Holder's legal representative or representatives or by the person or persons entitled to do so under the Holder's last will and testament, or, if the Holder shall fail to make testamentary disposition of such Option or shall die intestate, by the person or persons entitled to receive said Option under the applicable laws of decent and distribution.

             (d)  SPECIAL  LIMITATIONS  ON  INCENTIVE  STOCK  OPTIONS.
                  ---------------------------------------------------
Notwithstanding any other provisions of the Plan, an Incentive Stock Option shall not be exercisable while there is outstanding any Incentive Stock Option previously granted to the Holder under the Plan. For purposes of this Section 6.2(d), an Incentive Stock Option shall be treated as outstanding until such Option and all installments thereof have accrued and have been exercised in full or have expired by reason of lapse of time. No person who owns more than ten percent (10%) of the combined voting power of the Company or any Subsidiary, after applying the attribution rules of 424(d) of the Code, shall be eligible to receive any Incentive Stock Options.

             (e)  STOCK  OPTION  AGREEMENT.  Each  Option granted under the Plan
                  ------------------------
shall be evidenced by a "Stock Option Agreement" between the Company and the Holder containing such provisions as are determined by the Committee, including without limitation all provisions that may be required to qualify as an Incentive Stock Option under 422 of the Code. Without limiting the authority of the Committee to include additional provisions, any Stock Option Agreement shall be subject to the following terms and conditions:

          (i) Any Option or portion thereof that is exercisable shall be exercisable for the full amount or for any part thereof, except as otherwise expressly set forth in the Stock Option Agreement.

          (ii) Every share of Stock purchased through the exercise of an Option shall be paid for in full at the time of exercise. Each Option shall cease to be exercisable, as to any such share, when the Holder purchases the share or exercises a related SAR or when the Option lapses.

          (iii) Options shall not be transferable by the Holder except by will or under the laws of descent and distribution and shall be exercisable during the Holder's lifetime only by the Holder.

          (iv) In consideration for the granting of each Option, the Holder shall agree to remain in the employ of the Company or one or more of its Subsidiaries at the pleasure of the Company or such Subsidiary for a continuous period of at least one year after the Date of Grant. In the discretion of the Committee, this requirement may be waived if the Holder during said one year period becomes incapacitated or enters the active service of the military forces of the United States or other United States service connected with national defense activities. The Holder shall agree that during such employment, he or she will devote his or her entire business time, energy and skills to the service and interests of the Company or such Subsidiary; provided, however, that the Holder shall be
                                  ---------   -------
     entitled to devote a reasonable portion of his or her time to civic, political, religious and personal business matters not competitive with the Company or its Subsidiaries, and shall also be entitled to vacation, sick leave and other absences in accordance with the regular policies of the Company and its Subsidiaries.

             (f)  INDIVIDUAL  DOLLAR  LIMITATIONS.  In  the case of an Incentive
                  -------------------------------
Stock Option, the aggregate Fair Market Value (on the business day immediately preceding the Date of Grant) of the Stock for which any employee may be granted Incentive Stock Options that first become exercisable in any calendar year may not exceed $100,000 (or such other individual grant limit as may be in effect under the Code on the Date of Grant).

                                   ARTICLE VII
                                   -----------
                            STOCK APPRECIATION RIGHTS
                            -------------------------

     7.1     GRANT  OF  SARS.  Any  Option  granted under a shareholder approved
             ---------------
stock option plan may include a SAR, either at the time of grant or by amendment.

     7.2     CONDITIONS  OF  SARS.  Such  SAR shall be subject to such terms and
             --------------------
conditions not inconsistent with the Plan as the Committee shall impose, including but not limited to the following:

             (a)  RIGHT  TO  EXERCISE.  A SAR shall be exercisable to the extent
                  -------------------
that the related Option is exercisable and only with the consent of the Committee.

             (b)  FAILURE TO EXERCISE.  If on the last business day of the stock
                  -------------------
option period the Fair Market Value of the Stock exceeds the option price, and the Holder has not exercised the SAR, the SAR shall be deemed to have been exercised by the Holder on such last day of the stock option period.

             (c)  PAYMENT.  An  exercisable  SAR  shall  entitle  the  Holder to
                  -------
surrender unexercised the Option in which it is included, or any portion thereof, and to receive in exchange therefor that number of shares of Stock having an aggregate value equal to the excess of the value of one share over the option price per share specified in such Option, multiplied by the number of shares subject to the Option, or the portion thereof, which are so surrendered. The Committee, in its sole discretion, may elect to settle the obligation of the Company arising out of the exercise of a SAR by the payment of cash or partially by the payment of cash and partially by the delivery of shares of Stock, the total value of which shall in either case be equal to the aggregate value of the SAR, as determined under the preceding sentence. The Committee shall also have the right to place such limitations and restrictions on the Company's obligation to make such cash payments or deliver shares under SARs as the Committee, in its sole discretion, deems to be in the best interest of the Company. The term "value" as applied to shares delivered under this Section 7.2(c) shall be their Fair Market Value on the business day immediately preceding the date on which the SAR is exercised. To the extent that a SAR included in an Option is exercised, such Option shall be deemed to have been exercised, and shall not be deemed to have lapsed.

             (d)  OTHER  LIMITATIONS.  A  SAR  shall  be  subject  to such other
                  ------------------
limitations  as  the  Committee  and/or the Stock Option Agreement shall impose.

                                  ARTICLE VIII
                                  ------------
                               PERFORMANCE SHARES
                               ------------------

     8.1     GRANT  OF  PERFORMANCE SHARES.  Grants of Performance Shares may be
             -----------------------------
made to any Eligible Employee during the term of the Plan. Such Performance Shares shall be paid out in full or in part on the basis of the Company's or a Subsidiary's performance following the beginning of the Company's fiscal year in which the Award is made as hereinafter set forth. In determining the size of Performance Share Awards, the Committee shall take into account a Holder's responsibility level, performance, potential, cash compensation level, and the Fair Market Value of the Stock at the time of the Award, as well as such other factors as the Committee deems appropriate. The Committee shall not, over the entire term of the Plan, grant to any single Holder more than thirty percent (30%) of the maximum number of Performance Shares that may be granted under the Plan. Awards cancelled or portions of Awards not paid out in full for any single Holder shall not be included for purposes of this limitation. Grants of Performance Shares shall be deemed to have been made on January 1 of the year in which the grant is made. If any Performance Shares granted under the Plan shall be forfeited, cancelled or not paid out in full, such Performance Shares may again be awarded under the Plan. Shares of Stock delivered upon the payment of Performance Shares may be either treasury shares, shares purchased for the account of the participant, authorized and unissued shares, or any combination thereof.

     8.2     CONDITIONS  OF  PERFORMANCE SHARE AWARD.  An award of a Performance
             ---------------------------------------
Share  shall  be  subject  to  the  following  terms  and  conditions:

             (a)  PERFORMANCE  SHARE  ACCOUNT.  Performance  Shares  shall  be
                  ---------------------------
credited to a Performance Share account to be maintained for each such Holder. Each Performance Share shall be deemed to be equivalent to one share of Stock. The Award of Performance Shares under the Plan shall not entitle the Holder to any interest in or to any dividends declared on the Stock, or to any voting or other rights of a shareholder. The value of the Performance Shares in a Holder's Performance Share account at the time of Award or the time of payment shall be the Fair Market Value at such time of an equivalent number of shares of the Stock (subject to the limitation provided in Section 8.2(c) hereof).

             (b)  RIGHT TO PAYMENT OF PERFORMANCE SHARES.   Following the end of
                  --------------------------------------
the Award Period, the Holder of a Performance Share shall be entitled to receive payment of an amount based on the achievement of the performance measures for such Award Period, as determined by the Committee. The Committee shall have the right to establish performance measures within a reasonable time after the beginning of the Award Period but subject to such later revisions as the Committee shall deem appropriate to reflect significant, unforeseen events or changes.

             (c)  FORM  AND TIMING OF PAYMENT.  No payment of Performance Shares
                  ---------------------------
shall be made prior to the end of an Award Period. Payment therefor shall be made as soon as practicable after the receipt of audited financial statements relating to the last year of such period.

             (d)  PAYMENT  OF  AWARD.  The  payment  to  which  a  Holder  of
                  ------------------
Performance Shares shall be entitled at the end of an Award Period shall be a dollar amount equal to the Fair Market Value on the last day of the Award Period of the number of shares of Stock equal to the number of Performance Shares earned and payable to the Holder in accordance with Section 8.2(b) hereof.
Notwithstanding the foregoing, the dollar amount payable for the Performance Shares shall not exceed by more than 200% the Fair Market Value of such Performance Shares on their Date of Grant. Payment shall normally be made one-half in cash and one-half in Stock. However, the Committee may authorize payment in such other combinations of cash and Stock, or all in cash or all in Stock, as the Committee deems appropriate. Any issuance of shares of Stock in payment of Performance Shares shall be subject to the authorization of the Board.

     The number of shares of Stock to be paid in lieu of cash will be determined by dividing the portion of the payment not paid in cash by:

          (i) If Stock is issued in connection with the payment of Performance Shares, the Fair Market Value of the Stock on the business day immediately preceding the date on which the Stock is issued; or

          (ii) If Stock is purchased by the Company in connection with the payment of Performance Shares, the price per share paid for such Stock.

     8.3     TERMINATION  OF  HOLDER DURING AWARD PERIOD.  In the event a Holder
             -------------------------------------------
terminates employment during an Award Period, the payout of Performance Shares will be as follows:

             (a) Resignation or discharge (i.e., other than under Sections 8.3(b) or (c) hereof)-The Award will be completely forfeited;

             (b) Normal Termination-Payout will be at the end of the Award Period and prorated for service during the Award Period;

             (c) Early retirement (i.e., under circumstances other than Normal Termination) pursuant to a Company or Subsidiary sponsored retirement plan-

             (i) If at the Holder's election, the Award will be completely forfeited;

             (ii) If at the Company's election, payout will be at the end of the Award period and prorated for service during the Award Period;

             (d) Death or Disability-Payout will be at the end of the Award Period and prorated for service during the Award Period.

                                   ARTICLE IX
                                   ----------
                             RESTRICTED STOCK AWARDS
                             -----------------------

     9.1     GRANT  OF  RESTRICTED  STOCK  AWARDS.  The  Committee  may  grant a
             ------------------------------------
Restricted Stock Award to any Eligible Employee. At the time a Restricted Stock Award is made, the Committee shall establish a Restriction Period applicable to such Award as hereinafter provided, which shall not be less than three (3) years. Except as expressly provided in Article XIII of the Plan, the Restriction Period applicable to a particular Restricted Stock Award shall not be changed.

     9.2     CONDITIONS  OF  RESTRICTED STOCK AWARDS.  The grant of a Restricted
             ---------------------------------------
Stock  Award  shall  be  subject  to  the  following  terms  and  conditions:

             (a)  RESTRICTION  PERIOD.  Stock  awarded  pursuant to a Restricted
                  -------------------
Stock Award shall be represented by a stock certificate registered in the name of the Holder. The Holder shall have the right to enjoy all shareholder rights during the Restriction Period, with the exception that:

             (i) The Holder shall not be entitled to delivery of the stock certificate until the Restriction Period shall have expired;

             (ii) The Company may issue the share certificate subject to such restrictive legends and/or Stock transfer instructions as the Company deems appropriate, and/or provide for retention of custody of the Stock by the Company during the Restriction Period;

             (iii) The Holder may not sell, transfer, pledge, exchange, hypothecate or otherwise dispose of the Stock during the Restriction Period;

             (iv) Cash and stock dividends may be either currently paid or withheld by the Company for the Holder's account, provided that, in the discretion of the Committee, interest may be paid on the amount of cash dividends withheld at a rate and subject to such terms as may be determined by the Committee; and

             (v) A breach of the terms and conditions established by the Committee pursuant to the Restricted Stock Award will result in forfeiture of the stock, and any cash or stock dividends withheld thereon.

             (b)  ISSUANCE  OF  STOCK.  If  Stock is issued in connection with a
                  -------------------
Restricted Stock Award, the value of the Stock for the Company's record keeping purposes shall be its Fair Market Value on the business day immediately preceding the date of issuance.

             (c)  PAYMENT  FOR RESTRICTED STOCK.  A Holder shall not be required
                  -----------------------------
to  make  any  payment  for Stock received pursuant to a Restricted Stock Award.

     9.3     TERMINATION  OF  HOLDER  DURING RESTRICTION PERIOD.  In the event a
             --------------------------------------------------
Holder terminates employment during a Restriction Period, an Award will be forfeited as follows:

             (a) Resignation or discharge (i.e., other than under Sections 9.3(b) or (c) hereof)-The Award will be completely forfeited.

             (b) Normal Termination-The Award will be prorated for service during the period and will be received as soon as practicable following retirement.

             (c) Early retirement (i.e., under circumstances other than Normal Termination) pursuant to a Company or Subsidiary sponsored retirement plan-

             (i) If at the Holder's election, the Award will be completely forfeited.

             (ii) If at the Company's election, the Award will be prorated for service during the Restriction Period and will be received as soon as practicable following retirement.

     (d) Death or Disability-The Award will be prorated for service during the Restriction Period and received as soon as practicable following death or disability.

                                    ARTICLE X
                                    ---------
                                     GENERAL
                                     -------

     10.1     GOVERNMENTAL  REGULATIONS.  The  obligation of the Company to make
              -------------------------
payment of Awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by government agencies as may be required or appropriate in the determination of counsel for the Company. The Company shall be under no obligation to register under the Securities Act of 1933, as amended (the "1933 Act"), or the Georgia Securities Act of 1973 (the "Georgia Act") any of the shares of Stock issued, delivered or paid in settlement under the Plan. If the shares of Stock issued under the Plan may under certain circumstances be exempt from registration under the 1933 Act or the Georgia Act, the Company may restrict the transfer of such shares in such manner as the Company deems advisable to ensure the availability of any such exemption.

     10.2     TAX  WITHHOLDING.  The  Company  or  a Subsidiary, as appropriate,
              ----------------
shall have the right to deduct from all Awards paid in cash any federal, state or local taxes required by law to be withheld with respect to such cash payments and, in the case of Awards paid in Stock, the employee or other person receiving such Stock may, as a condition to the receipt of such Stock, be required to pay to the Company or a Subsidiary, as appropriate, the amount of any such taxes that the Company or Subsidiary is required to withhold with respect to such Stock.

     10.3     CLAIM  TO  AWARDS  AND  EMPLOYMENT  RIGHTS.  No  employee or other
              ------------------------------------------
person  shall  have  any  claim  or right to be granted an Award under the Plan.
Neither this Plan nor any action taken hereunder shall be construed under any circumstances as giving any employee any right to be retained in the employment of the Company or a Subsidiary.

     10.4     BENEFICIARIES.  Any  payment  of  Awards  due  under the Plan to a
              -------------
deceased participant shall be paid to the beneficiary designated by the participant and filed with the Committee. If no such beneficiary has been designated or survives the participant, payment shall be made to the participant's legal representative. A beneficiary designation may be changed or revoked by a participant at any time, provided that the change or revocation is set forth in a written instrument signed by the participant and filed with the Committee.

     10.5     NONTRANSFERABILITY.  A  person's  rights  and  interests under the
              ------------------
Plan, including any amounts payable hereunder, may not be assigned, pledged or transferred except, in the event of an employee's death, to a designated beneficiary as expressly provided in the Plan, or in the absence of such designation, by will or pursuant to the laws of descent and distribution.

     10.6     INDEMNIFICATION.  Each  person  who is or shall have been a member
              ---------------
of the Committee or of the Board shall be indemnified and held harmless by the Company from and against any loss, cost, liability or expense that may be imposed upon or reasonably incurred by such person in connection with or resulting from any claim, action, suit or proceeding initiated by reason of any action or failure to act under the Plan, and against and from any and all amounts paid by such person in satisfaction of a judgment entered in any such action, suit or proceeding against him. As an express condition to any right to indemnification, the person asserting such right shall give the Company the right and opportunity, at the Company's expense, to control and defend any action giving rise to the claim for indemnification before the person asserting such right undertakes to handle and defend such claim on his or her own behalf. The foregoing right of indemnification is in addition to any indemnification rights to which such persons may be entitled under the Company's Articles of Incorporation or Bylaws as a matter of law, and any discretionary power that the Company may have to indemnify or hold such persons harmless.

     10.7     RELIANCE ON REPORTS.  Each member of the Committee and each member
              -------------------
of the Board shall be fully justified in relying or acting in good faith upon any report made by the independent public accountants of the Company and its Subsidiaries and upon any other information furnished in connection with the Plan by any person or persons other than such member. In no event shall any person who is or shall have been a member of the Committee or the Board be liable for any determination made or other action taken or any omission to act in reliance upon any such report or information, including the furnishing of information, if undertaken in good faith.

     10.8     RELATIONSHIP  TO  OTHER BENEFITS.  No payment under the Plan shall
              --------------------------------
be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of the Company or any Subsidiary.

     10.9     EXPENSES.  The  expenses  of administering the Plan shall be borne
              --------
by  the  Company  and  its  Subsidiaries.

     10.10     CONSTRUCTION.  Any  pronouns  used  herein,  whether  used in the
               ------------
masculine, feminine or neuter gender shall include all other genders as appropriate. The singular shall include the plural, and vice versa. The titles and headings of the articles and sections in the Plan are for convenience of reference only, and shall not affect the meaning or construction of the provisions of the Plan.

                                   ARTICLE XI
                                   ----------
                          CHANGES IN CAPITAL STRUCTURE
                          ----------------------------

     11.1     ADJUSTMENT  FOR  CHANGES  IN  CAPITAL  STRUCTURE.  Options,  SARs,
              ------------------------------------------------
Restricted Stock Awards, Performance Share Awards and any agreements evidencing such Awards shall be subject to appropriate adjustment, as determined in good faith by the Committee, as to the number and price of shares of Stock, and any other terms included in such Awards, in the event of any changes in the Company's capitalization by reason of stock dividends, stock splits, recapitalizations, reorganizations, mergers, consolidations, combinations, exchanges or other relevant changes in capitalization occurring after the Date of Grant of any such Award. In the event of any such change, the aggregate number of shares of Stock available under the Plan shall also be adjusted as the Committee deems appropriate. Any determination by the Committee pursuant to this Section 11.1 shall be conclusive on all persons.

                                     ------
                                   ARTICLE XII
                                   -----------
                           AMENDMENTS AND TERMINATION
                           --------------------------

     12.1     AMENDMENT  OR  TERMINATION OF PLAN BY BOARD.  The Board may at any
              -------------------------------------------
time terminate the Plan or, with the express written consent of an individual participant, cancel or reduce or otherwise alter such participant's outstanding Awards if the tax, accounting or other effects of the Plan or potential payments hereunder would not be in the best interest of the Company. The Board may at any time, or from time to time, amend or suspend and, if suspended, reinstate, the Plan in whole or in part; provided, however, that without further
                                     --------   -------
shareholder  approval  the  Board  shall  not:

             (a) Increase the maximum number of shares that may be issued on the exercise of Options, SARs, or pursuant to Restricted Stock Awards or Performance Share Awards, except as provided in Articles VIII and XI hereof;

             (b) Change the minimum Option price;

             (c) Extend the maximum Option term;

             (d) Extend the termination date of the Plan; or

             (e) Permit the granting of an Award to a person who is not an Eligible Employee.

                                  ARTICLE XIII
                                  ------------
                        PAYMENTS UPON A CHANGE IN CONTROL
                        ---------------------------------

     13.1     DEFINITIONS.  For  purposes  of  this  Article  XIII the following
              -----------
definitions  shall  apply:

             (a)  CHANGE IN CONTROL.    A Change in Control of the Company shall
                  -----------------
be  deemed  to  have  occurred  if:

             (i) Any person (as such term is used in 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), but excluding the Company and any Subsidiaries), should acquire greater than fifty percent (50%) of the combined voting power of the then outstanding securities of the Company or the Bank as a result of a tender or exchange offer, open market purchases, privately-negotiated purchases or otherwise; or

             (ii) The shareholders of the Company should approve any one of the following transactions:

                   (A) Any consolidation or merger of the Company or the Bank in which the Company, the Bank or another Subsidiary is not the surviving corporation immediately after the merger; or

                   (B) Any  sale,  lease,  exchange  or  other  transfer (in one
          transaction  or  a  series  of  related   transactions)   of  all,  or
          substantially all, the assets of the Company or the Bank; or

                   (C) During any period of two (2) consecutive years, the individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election or the nomination for election by the Company's shareholders of each new director was approved by a vote of at least two-thirds (2/3) of the directors then still in office who were directors at the beginning of such period.

             (b)  PRICE.  The  applicable  price  under  Section 13.2 hereof for
                  -----
SARs, and for options as to which no SARs have been granted, shall be the excess of the highest of:

             (i) The highest Fair Market Value during the ninety (90) day period preceding the date of exercise;

             (ii) The highest price per share for the Stock included in a filing made on any Schedule 13D pursuant to 13(d) of the 1934 Act referred to in Section 13.1(a) above and paid within the ninety (90) day period preceding the date of such report;

             (iii) The highest price paid in any tender or exchange offer referred to in Section 13.1(a) above and paid at the time of exercise or within the ninety (90) day period preceding such exercise (other than a tender offer by the Company or any Subsidiary); or

             (iv) The price for a share of Stock to be paid in any cash merger or similar transaction referred to in Section 13.1(a) above and approved by the Company's shareholders within the ninety (90) day period preceding the date of exercise;

over the option price, except that the price under Section 13.2 hereof for Incentive Stock Options and SARs granted with respect to Incentive Stock Options shall in all cases be limited to the spread between the Fair Market Value of the Stock on the date of exercise and the option price.

             (c)  CAUSE.  For purposes of this Article XIII, the employment of a
                  -----
Holder shall be deemed to have been terminated by the Company for "Cause" if such Holder has:

             (i) Engaged in one or more acts constituting a felony, or involving fraud or serious moral turpitude; or

             (ii) Willfully refused (except by reason of incapacity due to accident or illness) to perform substantially his or her duties, and such refusal shall have resulted in demonstrable injury to the Company or any Subsidiary; or

             (iii) Willfully engaged in misconduct materially injurious to the Company or any Subsidiary.

No  act  or  failure  to  act  on such Holder's part shall, for purposes of this
Article XIII, be considered "willful" unless done, or omitted to be done, without a reasonable belief that the action or omission was in the best interest of the Company and its Subsidiaries. Notwithstanding the foregoing, such Holder shall not be deemed to have been terminated for Cause unless and until the Company shall have delivered to the Holder a copy of a resolution, duly adopted by the affirmative vote of a majority of the entire membership of the Board, finding that in the good faith opinion of the Board the Holder is guilty of conduct constituting Cause for termination, and specifying the nature of such conduct in reasonable detail.

             (d)  GOOD REASON.  For purposes of this Article XIII, "Good Reason"
                  -----------
shall  be  deemed  to  exist  under  any  of  the  following  circumstances:

             (i) A Holder has been assigned duties inconsistent with his or her position, duties, responsibilities and status with the Company or a Subsidiary immediately prior to a Change in Control, or has been assigned reporting responsibilities, titles or positions of a lesser scope than those in effect immediately prior to a Change in Control, or has been removed from, or not re-elected to, any of such positions, except in connection with the termination of his or her employment for Cause;

             (ii) The Company or a Subsidiary has reduced such Holder's base salary as in effect immediately prior to a Change in Control;

             (iii) The Company or a Subsidiary has required such Holder to be based anywhere other than the Company's principal executive offices in Cumming, Georgia, its branch office in the Midway community, or any other location where such Holder was based immediately prior to a Change in Control, except for required travel on the Company's business or in the event such Holder consents to any such relocation;

             (iv) The Company has failed to continue in effect any benefit, retirement or compensation plan, stock bonus, stock option, stock appreciation rights plan, life insurance plan, health plan or disability plan in which such Holder is participating at the time of a Change in Control (or a plan providing substantially similar benefits), or the Company has taken any action that would adversely affect such Holder's participation in or materially reduce his or her benefits under any of such plans or deprive such Holder of any material fringe benefit or perquisite enjoyed by him or her at the time of the Change in Control, or the Company has failed to provide such Holder with the number of paid vacation days to which he or she is then entitled in accordance with the Company's normal vacation policy in effect prior to the Change in Control.

     13.2     OCCURRENCE  OF CHANGE IN CONTROL.  Upon the occurrence of a Change
              --------------------------------
in  Control:

             (a) All Incentive Stock Options and non-qualified Options shall become immediately exercisable in full for the remainder of their terms.

             (b) Optionees may require the Company to purchase the Options as to which no SARs have been granted for cash for a period of sixty (60) days following the occurrence of a Change in Control at the price specified in
Section 13.1(b)(ii) hereof, provided that Options granted to officers and directors, in order to be subject to this purchase requirement, must have been held for at least six (6) months after the Date of the Grant.

             (c) All SARs shall become immediately exercisable in full for cash for a period of sixty (60) days following the occurrence of a Change in Control at the price specified in Section 13.1(b)(ii) above, provided that SARs held by officers and directors, in order to be subject to this purchase requirement must have been outstanding for at least six (6) months at the time the employee exercises such SARs.

             (d) All restrictions on Restricted Stock shall expire, notwithstanding that the Change in Control occurs prior to the expiration of otherwise applicable Restriction Periods.

             (e) All Performance Shares shall become immediately payable in cash, notwithstanding that the Change in Control occurs prior to: (i) the achievement of the performance measures as established by the Committee, or (ii) the end of an Award Period. The amount of such payment will be based upon the highest of the per share prices described in Section 13.1(b) hereof.

             (f) For a period of three (3) years after a Change in Control, all non-qualified Options and all Incentive Stock Options will remain exercisable for a period of ninety (90) days following (i) termination of a Holder's employment by the Company other than for Cause, or (ii) resignation by the Holder for Good Reason, to the extent that such Options are not otherwise exercisable pursuant to other provisions of the Plan.

     IN WITNESS WHEREOF, pursuant to the approval of its Board of Directors and shareholders, the Company hereby adopts this Long Term Incentive Plan, effective as of January 1, 2000.

                              Forsyth  Bancshares,  Inc.

                                       By:
---------------------------               -----------------------------
Witness                                   Timothy M. Perry, President

                                   APPENDIX II
                                   -----------

                      SUPPLEMENTAL INFORMATION PURSUANT TO
                      ------------------------------------
                             ITEM 10 OF SCHEDULE 14A
                             -----------------------

     The foregoing proxy materials include a proposal for shareholder approval of a Long Term Incentive Plan (the "Plan"), which may include options or other rights to acquire the Company's shares. Accordingly, the following supplemental information is provided to the Commission pursuant to instruction 5 of Item 10 on Schedule 14A:

     (1) Grants of "Awards" under the Plan are discretionary. In addition, if approved by the Company's shareholders, the Plan must be submitted for approval by the Georgia Department of Banking and Finance prior to the issuance of any Awards. Accordingly, there is no fixed timetable or date for the first issuance of Awards, including options or other rights, or the first issuance of shares pursuant to such options or rights.

     (2) It is anticipated that the initial Awards and shares will qualify for one or more exemptions from registration pursuant to the intrastate and limited offering exemptions. The facts that support this conclusion are set forth in the foregoing proxy materials. Without limitation, such facts include the following:

               (a) At the current level of staffing and operations, it is anticipated that no more than 6 employees will qualify to participate in the Plan;

               (b) All of the intended participants in the Plan are Georgia residents; and

               (c) Participation in the Plan is limited to senior management and administrative employees who have access to extensive information regarding the Company's operations and financial condition.

     (3) The foregoing proxy materials specifically recognize that registration may be required if the scope of the Company's operations and participation in the Plan are substantially increased.